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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)
                                            December 2, 1998 (November 24, 1998)
                                            ------------------------------------


                      Alliance Bancorp of New England, Inc.
              ----------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



         Delaware                      001-13405                06-1495617
----------------------------        ----------------         ------------------
(State of Other Jurisdiction        (Commission File           IRS Employer
         of Incorporation)               Number)             Identification No.


348 Hartford Turnpike, Vernon, CT                                06066
-----------------------------------------                      ---------
(Address of Principal Executive Offices)                       (Zip Code)



Registrant's telephone number, including area code      (860) 875-2500
                                                        --------------


                                 Not Applicable
         ---------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events.

     On November 24, 1998, the Board of Directors of Alliance Bancorp of New England, Inc. ("Alliance") approved the appointment of Patricia A. Noblet, C.R.S. to the Board of Directors. Ms. Noblet will fill the unexpired term of Theresa L. Dansky, CPA who resigned from the Board of Directors on November 19, 1998. A copy of the press release announcing the appointment of the new director is attached hereto as Exhibit 99(i).


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements of Businesses Acquired
                  Not applicable

         (b)      Pro Forma Financial Information
                  Not applicable

         (c)      Exhibits

                  (99)(i) Press release dated December 2, 1998.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                   ALLIANCE BANCORP OF
                                       NEW ENGLAND, INC.
                                   Registrant



Date:  December 2, 1998                     By:   /s/ David H. Gonci
                                                 ------------------------------
                                                      David H. Gonci
                                                      Senior Vice President/
                                                      Chief Financial Officer